Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jerome S. Griffith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of Tumi Holdings, Inc. on Form 10-Q for the fiscal quarter ended June 26, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Tumi Holdings, Inc.
Date: July 29, 2016

By:	/s/ Jerome S. Griffith
Name:	Jerome S. Griffith
Title:	Chief Executive Officer and President
(Principal Executive Officer)